Earnings Per Share	12 Months Ended
Apr. 30, 2018
Earnings Per Share [Abstract]
Earnings Per Share
Basic and diluted earnings per share is computed using the two-class method. The two-class method is an earnings allocation formula that determines net income per share for each class of common stock and participating security according to dividends declared and participation rights in undistributed earnings. Per share amounts are computed by dividing net income from continuing operations attributable to common shareholders by the weighted average shares outstanding during each period.
The computations of basic and diluted earnings per share from continuing operations are as follows:

(in 000s, except per share amounts)
Year ended April 30,	2018	2017	2016
Net income from continuing operations attributable to shareholders	$626,909	$420,917	$383,553
Amounts allocated to participating securities	(1,492)	(1,005)	(718)
Net income from continuing operations attributable to common shareholders	$625,417	$419,912	$382,835

Basic weighted average common shares	208,824	212,809	249,009
Potential dilutive shares	1,389	1,286	1,809
Dilutive weighted average common shares	210,213	214,095	250,818
Earnings per share from continuing operations attributable to common shareholders:
Basic	$2.99	$1.97	$1.54
Diluted	2.98	1.96	1.53

Diluted earnings per share excludes the impact of shares of common stock issuable upon the lapse of certain restrictions or the exercise of options to purchase 0.6 million, 0.3 million and 0.1 million shares of stock for fiscal years 2018, 2017 and 2016, respectively, as the effect would be antidilutive.